UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 30, 2009
KB HOME
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-9195 (Commission File Number)	95-3666267 (IRS Employer Identification No.)
10990 Wilshire Boulevard, Los Angeles, California 90024
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (310) 231-4000
N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events
Item 9.01 Exhibits
SIGNATURES
EXHIBIT INDEX
EX-1.2
EX-4.26
EX-4.27
EX-5.2

Item 8.01 Other Events.
     On July 24, 2009, KB Home filed a prospectus supplement, dated July 23, 2009, under its Registration Statement on Form S-3 (333-154432), relating to the offering of $265,000,000 in aggregate principal amount of its 9.100% Senior Notes due 2017 (the “Notes”). Exhibits are filed herewith in connection with the issuance of the Notes on July 30, 2009.
Item 9.01 Exhibits
(c)	Exhibits.

1.2	Underwriting Agreement, dated July 23, 2009, regarding $265,000,000 of KB Home’s 9.100% Senior Notes due 2017.

4.26	Form of 9.100% Senior Note due 2017.

4.27	Officers’ Certificate and Guarantors’ Officers’ Certificate dated July 30, 2009, establishing the form and terms of the Notes.

5.2	Opinion of Munger, Tolles & Olson LLP.

8.1	Tax Opinion of Munger, Tolles & Olson LLP (included in Exhibit 5.2).

23.3	Consent of Munger, Tolles & Olson LLP (included in Exhibit 5.2).

2

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 30, 2009	KB HOME

	By:	/s/ Wendy C. Shiba
Wendy C. Shiba
Executive Vice President, General Counsel and Secretary

3

EXHIBIT INDEX

Exhibit
No.

1.2	Underwriting Agreement, dated July 23, 2009, regarding $265,000,000 of KB Home’s 9.100% Senior Notes due 2017.

4.26	Form of 9.100% Senior Note due 2017.

4.27	Officers’ Certificate and Guarantors’ Officers’ Certificate dated July 30, 2009, establishing the form and terms of the Notes.

5.2	Opinion of Munger, Tolles & Olson LLP.

8.1	Tax Opinion of Munger, Tolles & Olson LLP (included in Exhibit 5.2).

23.3	Consent of Munger, Tolles & Olson LLP (included in Exhibit 5.2).

4